UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 17, 2022

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, 4th Floor Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, Epizyme, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) and, among other things, the Company’s stockholders approved (i) the Epizyme, Inc. 2022 Equity Incentive Plan as the successor to the Epizyme, Inc. 2013 Stock Incentive Plan and (ii) an amendment to the Epizyme, Inc. 2013 Employee Stock Purchase Plan.

The foregoing descriptions of the 2022 Equity Incentive Plan and the amendment to the 2013 Employee Stock Purchase Plan do not purport to be complete and are qualified in their entirety by reference to the 2022 Equity Incentive Plan (effective as of May 17, 2022) and to the 2013 Employee Stock Purchase Plan (as amended, effective September 1, 2022), attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting on May 17, 2022. The following is a summary of the matters voted on at the 2022 Annual Meeting.

a)

The stockholders of the Company elected Michael F. Giordano, M.D., Pablo Legorreta, David M. Mott, and Carol Stuckley as Class III directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2025. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael F. Giordano, M.D.	119,824,506	785,156	14,164,976
Pablo Legorreta	117,113,067	3,496,595	14,164,976
David M. Mott	68,970,172	51,639,490	14,164,976
Carol Stuckley	120,177,308	432,354	14,164,976

b)

The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
134,133,038	257,984	383,616	0

c)

The stockholders of the Company approved the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the non-binding, advisory proposal were as follows:

For	Against	Abstain	Broker Non-Votes
119,573,086	928,974	107,602	14,164,976

d)

The stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 225,000,000 to 450,000,000. The amendment to the Company’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 17, 2022. The results of the stockholders’ vote with respect to the amendment were as follows:

For	Against	Abstain	Broker Non-Votes
131,459,960	3,287,769	26,909	0

e)	The stockholders of the Company approved the Epizyme, Inc. 2022 Equity Incentive Plan. The results of the stockholders’ vote with respect to the new equity incentive plan were as follows:

For	Against	Abstain	Broker Non-Votes
117,057,031	3,514,382	38,249	14,164,976

f)

The stockholders of the Company approved an amendment to the Epizyme, Inc. 2013 Employee Stock Purchase Plan to eliminate the annual “evergreen” provision and authorize 2,500,000 shares of the Company’s common stock for issuance under such plan. The results of the stockholders’ vote with respect to the amendment were as follows:

For	Against	Abstain	Broker Non-Votes
120,118,485	473,486	17,691	14,164,976

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Epizyme, Inc. 2022 Equity Incentive Plan

10.2	Epizyme, Inc. 2013 Employee Stock Purchase Plan, as amended and effective September 1, 2022

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: May 19, 2022	By:	/s/ John Weidenbruch
John Weidenbruch
Senior Vice President, General Counsel and Secretary

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